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                                                                    EXHIBIT 23.1

             CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1991 Stock Plan of Incyte Pharmaceuticals, Inc. of our report dated February 7, 1997, with respect to the consolidated financial statements of Incyte Pharmaceuticals, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1996, filed with the Securities and Exchange Commission.

                                             /s/ ERNST & YOUNG LLP

Palo Alto, California
July 14, 1997

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